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                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2004
                            EFFECTIVE MARCH 14, 2005
                                       FOR
                               CORNERSTONE VUL IV
                                    ISSUED BY
                     THE PENN MUTUAL LIFE INSURANCE COMPANY
                               AND FUNDED THROUGH
                       PENN MUTUAL VARIABLE LIFE ACCOUNT I
                     THE PENN MUTUAL LIFE INSURANCE COMPANY
                             PHILADELPHIA, PA 19172
                                  800-523-0650

             THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION
                   BEYOND THAT CONTAINED IN THE PROSPECTUS AND
                SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS

Effective March 14, 2005, the following information is added to the section of the prospectus captioned "What Are the Supplemental Benefit Riders That I Can Buy?":

OVERLOAN PROTECTION BENEFIT AGREEMENT

This Agreement will prevent your Policy from lapsing when, on any Monthly Anniversary, the outstanding indebtedness on the Policy equals or exceeds (a) multiplied by (b), where:

(a) is the cash surrender value minus the monthly deduction from the previous Monthly Anniversary; and (b) is the Specified Loan Percentage shown on the Policy Specifications Page.

If this happens, certain changes to your Policy will occur automatically. The Policy will become paid-up life insurance. The new specified amount of the Policy will be equal to the Policy value, adjusted for a one-time charge, multiplied by 1.05. This charge will be shown in your Policy.

This benefit will take effect as long as:

(a)  The Insured's attained age is 75 or older;

(b)  The Policy has been in force for a minimum of 15 years; and

(c) Any amounts that may be withdrawn from the Policy without the imposition of federal income tax are taken as partial surrenders.

If this benefit takes effect, the following changes will be made to your Policy:

(a) All Policy value in the subaccounts will be transferred to the fixed interest option and will be credited with interest;

(b) If the Specified Amount does not include the Policy Value, it will be changed to include the Policy Value;

(c) Any outstanding indebtedness will remain and interest will continue to be applied to the indebtedness and credited to the special loan account;

(d)  No further monthly deductions will be taken;

(e) No additional premium payments, partial surrenders, or policy loans, or policy loan repayments will be allowed;

(f)  No further changes can be made to the Policy;

(g) With the exception of the Guaranteed Option to Extend the Maturity Date agreement, all riders attached to your Policy will be terminated;

(h) The new death benefit upon the date of death of the insured will be the greater of (i) or (ii), where:

     (i)  The specified amount of the paid-up life insurance; or

     (ii) The appropriate attained age factor shown on the Policy Specifications Page multiplied by the greater of the Policy value or the outstanding indebtedness.

This Agreement will terminate upon:

(a)  Lapse, surrender, or maturity of this Policy; or

(b)  Date of death of the Insured; or

(c) Date of a policy loan that causes outstanding indebtedness which equals or exceeds (i) multiplied by (ii) where:

     (i) is the cash surrender value minus the Monthly Deduction from the previous Monthly Anniversary; and

     (ii) is the Specified Loan Percentage shown on the Policy Specifications Page; or

(d) the Monthly Anniversary which coincides with or next follows our receipt of a written request to terminate this Agreement.

Additional rules and limitations may apply to this benefit. It may not be available in your state. Please ask your authorized Penn Mutual representative for further information or contact our office.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE